                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each of the undersigned directors and officers of Exabyte Corporation (the "Company") hereby authorizes William L. Marriner and Stephen F. Smith and each of them as their true and lawful attorneys-in-fact and agents: (1) to sign in the name of each such person and file with the Securities and Exchange Commission a Registration Statement on Form S-4 and any and all amendments (including post-effective amendments) to such Registration Statement, for the registration under the Securities Act of 1933, as amended, of the offer and sale by the Company of up to 10,000,000 shares of Common Stock issuable pursuant to that certain Agreement and Plan of Merger among the Company, Bronco Acquisition, Inc., Ecrix Corporation, certain investors and certain lenders, dated as of August 22, 2001; and (2) to take any and all actions necessary or required in connection with such Registration Statement and amendments to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

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

Signature                                Title                                           Date
---------                                -----                                           ----
                                         Chairman of the Board, President and Chief
/s/ William L. Marriner                  Executive Officer                               September 13, 2001
---------------------------
William L. Marriner
                                         Vice President, Chief Financial Officer,
/s/ Stephen F. Smith                     General Counsel and Secretary                   September 13, 2001
---------------------------
Stephen F. Smith

/s/ Peter D. Behrendt                    Director                                        September 12, 2001
---------------------------
Peter D. Behrendt

/s/ Stephen C. Johnson                   Director                                        September 16, 2001
---------------------------
Stephen C. Johnson

/s/ A. Laurence Jones                    Director                                        September 12, 2001
---------------------------
A. Laurence Jones

/s/ Thomas E. Pardun                     Director                                        September 14, 2001
---------------------------
Thomas E. Pardun

                                         Director                                        September __, 2001
---------------------------
Ralph Z. Sorenson
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